                                                                   Exhibit 99.3

               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS


On May 29, 1998, Morton Industrial Group, Inc. (Morton) acquired all of the outstanding stock of Mid-Central Plastics, Inc. (Mid-Central). The acquisition was accounted for as a purchase, with the purchase price allocated among the assets acquired and the liabilities assumed based on their estimated fair market values. The results of Mid-Central's operations will be included in the consolidated statement of earnings of the Company from the acquisition date.

The accompanying unaudited pro forma condensed combined statements of earnings combines the consolidated statement of earnings of Morton for the six months ended June 27, 1998 and the year ended December 31, 1997 and the statement of earnings of Carroll George, Inc. (George) for the six months ended June 27, 1998 and the year ended September 30, 1997 and the statement of earnings of B & W Metal Fabricators, Inc. (B & W) and Mid-Central for the six months ended June 27, 1998 and the year ended December 31, 1997, accounting for the purchases of George, B & W, and Mid-Central as though the purchase had occurred at the beginning of the respective period.

A pro forma balance sheet at June 27, 1998 is not required since Morton's balance sheet in Form 10-Q for the quarter ended June 27, 1998 reflected these acquisitions.

The pro forma condensed combined statements of earnings may not be indicative of the actual results of the transactions. In particular, the pro forma condensed combined statements of earnings are based on management's current estimate of the allocations of the purchase prices, the actual allocation of which may differ. Further, the pro forma condensed combined statements of earnings reflect only those adjustments that are "factually supportable" as defined in the rules of the Securities and Exchange Commission. Accordingly, they do not reflect certain changes in the operating cost structure of the companies acquired which were made in connection with the transactions.

The accompanying unaudited pro forma condensed combined statements of earnings should be read in conjunction with the historical financial statements of Morton, George, B & W, and Mid-Central.

                                             SIX MONTHS ENDED JUNE 27, 1998
                             --------------------------------------------------------------------------------------------------
                                             HISTORICAL
                             -----------------------------------------------------------
                                                                                MID-                                PRO FORMA
                                  MORTON         GEORGE         B & W         CENTRAL       ADJUSTMENTS              COMBINED
                              ------------    -----------    -----------    ------------   ------------------     -------------
                              (In Thousands, Except Per Share Amounts)
Net sales                      $    57,038    $    14,915    $     5,320    $    16,324    $      (325)  (5)       $    93,272
Cost of sales                       47,643         13,110          3,903         13,818           (325)  (5)            78,415
                                                                                                   266   (4)
                               -----------    -----------    -----------    -----------    -----------             -----------

          Gross profit               9,395          1,805          1,417          2,506           (266)                 14,857
                               -----------    -----------    -----------    -----------    -----------             -----------

Operating expenses:
   Selling expenses                  1,465            772            161            362           --                     2,760
   Administrative expenses           5,032            792            621            724            196   (6)             7,365
                               -----------    -----------    -----------    -----------    -----------             -----------

          Total operating
              expenses               6,497          1,564            782          1,086            196                  10,125
                               -----------    -----------    -----------    -----------    -----------             -----------

          Operating income           2,898            241            635          1,420           (462)                  4,732
                               -----------    -----------    -----------    -----------    -----------             -----------

Other income (expense):
   Interest expense                 (1,445)           (76)           (51)           (96)          (992)  (2)            (2,660)
   Miscellaneous                        30              3             12             61           --                       106
                               -----------    -----------    -----------    -----------    -----------             -----------

          Total other income
              (expense)             (1,415)           (73)           (39)           (35)          (992)                 (2,554)
                               -----------    -----------    -----------    -----------    -----------             -----------

          Earnings before
              income taxes           1,483            168            596          1,385         (1,454)                  2,178

Income tax expense (benefit)            97            (24)           158            551           (570)  (3)               212
                               -----------    -----------    -----------    -----------    -----------             -----------

NET EARNINGS                   $     1,386    $       192    $       438    $       834    $      (884)            $     1,966
                               ===========    ===========    ===========    ===========    ===========             ===========

Earnings per share:
   Basic                       $       .35    $     25.86    $      7.49    $     27.80                            $       .49
                               ===========    ===========    ===========    ===========                            ===========

   Diluted                     $       .29    $     25.86    $      7.49    $     27.80                            $       .42
                               ===========    ===========    ===========    ===========                            ===========

Weighted average number of
   shares:
   Basic                         4,001,944          7,424         58,501         30,000                              4,001,944
                               ===========    ===========    ===========    ===========                            ===========

   Diluted                       4,706,374          7,424         58,501         30,000                              4,706,374
                               ===========    ===========    ===========    ===========                            ===========


             PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                                               YEAR ENDED DECEMBER 31, 1997
                              ------------------------------------------------------------------------
                                              HISTORICAL
                              ----------------------------------------
                                                                MID-                        PRO FORMA
                              MORTON (1)   GEORGE    B & W    CENTRAL      ADJUSTMENTS      COMBINED
                              ----------  --------  --------  --------  ------------------  ---------
                              (In Thousands, Except Per Share Amounts)

Net sales                         $94,402   $22,839    $7,699   $28,467     $(16)  (5)       $153,391
Cost of sales                      83,267    19,163     5,725    23,307      (16)  (5)        131,828
                                                                             382   (4)
                               ----------  --------  --------  --------  -------            ---------

          Gross profit            11,135     3,676     1,974     5,160      (382)              21,563
                              ----------  --------  --------  --------   -------            ---------

Operating expenses:
   Selling expenses                2,231     1,210       281       649         -                4,371
   Administrative expenses        13,746     1,223     1,225     1,794       343  (6)          18,331
                              ----------  --------  --------  --------  --------            ---------

          Total operating
              expenses            15,977     2,433     1,506     2,443       343               22,702
                              ----------  --------  --------  --------  --------            ---------

          Operating income
              (loss)              (4,842)    1,243       468     2,717      (725)              (1,139)
                              ----------  --------  --------  --------  --------            ---------

Other income (expense):
   Interest expense               (3,375)     (198)     (122)     (184)   (2,391)  (2)         (6,270)
   Miscellaneous                      84         -         -        30         -                  114
                              ----------  --------  --------  --------  --------            ---------

          Total other income
              (expense)           (3,291)     (198)     (122)     (154)   (2,391)              (6,156)
                              ----------  --------  --------  --------  --------            ---------

          Earnings (loss)
              before income
              taxes               (8,133)    1,045       346     2,563    (3,116)              (7,295)

Income tax expense (benefit)      (3,224)      375       141       983    (1,499)  (3)         (3,224)
                              ----------   -------  --------  --------  --------            ---------

NET EARNINGS (LOSS)             $ (4,909)     $670      $205    $1,580   $(1,617)             $(4,071)
                              ==========  ========  ========  ========  ========            =========

Earnings (loss) per share:
   Basic                          $(2.52)   $90.25     $3.50    $52.68                         $(2.09)
                              ==========  ========  ========  ========                      =========

   Diluted                        $(2.52)   $90.25     $3.50    $52.68                         $(2.09)
                              ==========  ========  ========  ========                      =========

Weighted average number
   of shares:
   Basic                       1,944,444     7,424    58,501    30,000                      1,944,444
                              ==========  ========  ========  ========                      =========

   Diluted                     1,944,444     7,424    58,501    30,000                      1,944,444
                              ==========  ========  ========  ========                      =========

(1) Amounts for Morton for the twelve month period ended December 31, 1997 were determined by adding results for the six months ended June 30, 1997 and the results for the six months ended December 31, 1997 adjusting the income tax provision to the estimated effective rate. Subsequent to June 30, 1997, Morton changed its fiscal year end from June 30 to December 31.

(2) Represents incremental interest expense relating to the additional debt of Morton resulting from the completed acquisition of George, B & W, and Mid-Central, net of the interest savings resulting from refinancing existing George, B & W, and Mid-Central debt at a lower interest rate.

(3) Represents adjustment of the income tax provision to the estimated amount. Morton has net operating loss carryforwards which could be utilized to offset the taxable income of George, B & W, and Mid-Central. A deferred tax asset has been recorded as part of the purchase price allocation.

(4) Represents incremental depreciation expense resulting from adjustments to asset bases and useful lives relating to the acquisition.

(5)  Elimination of sales and purchases between Morton and B & W.

(6)  Represents amortization of goodwill and the noncompete agreements.